EXHIBIT 10.2

                                                           CCR&W Draft - 7/23/02

THIS ADMINISTRATION AGREEMENT, dated as of August __, 2002 (the "Administration Agreement"), is hereby entered into between Comcertz ABS Corporation, a Delaware corporation (the "Company"), and Commerzbank Capital Markets Corp. ("CCMC").

                              W I T N E S S E T H:

      WHEREAS, the Company is a special purpose corporation formed for the purpose of serving as the depositor (in such capacity, the "Depositor") of one or more trusts (each, a "Trust") pursuant to one or more trust agreements (each, a "Trust Agreement") entered into by the Depositor and a trustee (each, a "Trustee"); WHEREAS, each Trust will issue trust certificates (the "Certificates") and/or other securities (together with the Certificates, the "Trust Securities") and apply the net proceeds of such issuance to acquire certain assets ("Deposited Assets") from the Depositor;

      WHEREAS, the Company is appointing CCMC to act as administrative agent for the Company (in such capacity, the "Administrative Agent") and, in connection therewith, has requested the Administrative Agent, and the Administrative Agent has agreed, in its capacity as Administrative Agent, to manage certain operations of the Company in accordance with (i) each of the Trust Agreements,
(ii) each underwriting agreement entered into by the Company, (iii) each registration statement (as may be amended or supplemented from time to time) and all other documents filed by the Company with the Securities and Exchange Commission (the "SEC") and (iv) all other agreements and documents that are signed by or on behalf of the Company and/or filed with a governmental agency by or on behalf of the Company (all agreements and documents specified in clauses
(i) through (iv), the "Depositor Documents"), subject to the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth or incorporated herein, the Company and the Administrative Agent hereby agree as follows:

      Section 1. Appointment and Authority of Administrative Agent. The Company hereby appoints the Administrative Agent as the Company's agent to provide administrative and advisory services to the Company with respect to the operations of the Company in connection with or relating to the Depositor Documents and the transactions contemplated thereby, subject to the terms and conditions hereinafter set forth, and to perform certain other services on behalf of the Company that are specified below. All such duties and services to be performed by the Administrative Agent shall be performed in a manner consistent with the terms and provisions of the Depositor Documents. The Administrative Agent hereby accepts such appointment.

      Section 2. Administrative Agent's Services and Duties.

      (a) The Administrative Agent's duties on behalf of the Company in connection with the Depositor Documents shall include the following:

      (i) administering the day-to-day operations of the Company and performing or supervising the performance of such functions as may be agreed upon by the Administrative Agent and the board of directors of the Company including, without limitation, engaging in certain authorized transactions under the Depositor Documents;

      (ii) causing the preparation of, and reviewing, on behalf of the Company, each of the Depositor Documents and all other documents related to the transactions contemplated by the Depositor Documents;

      (iii) arranging for the execution of the Depositor Documents by the Company, arranging for the execution of amendments to and waivers under the Depositor Documents and any other documents or instruments deliverable by the Company under the Depositor Documents and this Administration Agreement;

      (iv) enforcing performance by the parties to the Depositor Documents of their respective obligations to the Company under the Depositor Documents;

      (v) giving such notices and other communications that the Company may from time to time be required or permitted to give under the Depositor Documents;

      (vi) providing the Company with suggested revisions of the Depositor Documents as may be necessary or appropriate, assisting the Company in revising such Depositor Documents and obtaining any required consents of holders of Certificates (the "Certificateholders") and, when required, providing prior written notice of any such revision to each rating agency (each, a "Rating Agency") that is then rating any Trust Security and confirmation of the ratings (if any) of any Trust Securities from each Rating Agency in connection with any such revision;

      (vii) endorsing checks and other instruments or security of the Company on behalf of the Company as may be necessary or advisable;

      (viii) retaining on behalf of and for the account of the Company legal counsel necessary to perform for the Company the services necessary or appropriate to the Company's organization and the preparation, execution and delivery of the Depositor Documents;

      (ix) preparing, having executed, and filing any and all documents necessary to obtain or preserve the right of the Company to do business in any jurisdiction or necessary or appropriate in connection with its activities under the Depositor Documents;

      (x) providing the executive and administrative personnel, office space and services required in rendering the foregoing services under this Administration Agreement to the Company;

      (xi) providing all other notices and reports required to be delivered by the Depositor under the Depositor Documents, including any annual statement as to compliance that may be required to be delivered to a Trustee pursuant to the related Trust Agreement and any annual statement of a firm of independent public accountants that may be required to be furnished to a Trustee pursuant to the related Trust Agreement;

      (xii) advising and assisting the Company in connection with its engagement and appointment of the Trustee(s) (and, to the extent necessary, any replacement or successor trustee) for one or more Trusts;

      (xiii) advising and assisting the Company in connection with its purchase of the Deposited Assets and its sale of the Deposited Assets to one or more Trusts;

      (xiv) advising and assisting the Company in connection with its sale of the Trust Securities issued by one or more Trusts to the underwriter or underwriters appointed by the Company;

      (xv) advising and assisting the Company in connection with its acquisition or establishment of any required credit support (if any), such as letters of credit, financial guaranty, surety bond, reserve account or similar credit support, for the benefit of the Certificateholders;

      (xvi) advising and assisting the Company, in cooperation with the relevant underwriters, in seeking to qualify all applicable Trust Securities for offering and sale under the applicable securities laws, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of such Trust Securities;

      (xvii) filing or causing the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Trust Securities have been so qualified;

      (xviii) appointing, and entering into agreements with, agents to calculate rates on each series or class of floating rate Trust Securities and to perform such other calculations related to one or more Trust Securities;

      (xix) advising and assisting the Company in connection with its filing of all registration statements and other requisite documents with the SEC and deliver to the relevant underwriters (A) conformed copies of the registration statements and each amendment thereto, (B) each prospectus related to the Trust Securities and (C) any document incorporated by reference in any prospectus;

      (xx) advising and assisting the Company in connection with the filing with the SEC of any amendment to the registration statement or prospectus or any supplement to a prospectus that may be required by the Securities Act or requested by the SEC;

      (xxi) advising, or causing the Company to advise, the underwriters of the time when any amendment to the registration statement has been filed or becomes effective or any supplement to the prospectus or any amended prospectus has been filed and furnishing, or causing the Company to furnish, to the underwriters with copies thereof;

      (xxii) advising and assisting the Company to prepare, sign and file with the SEC copies of the annual reports and of the information, documents, proxy or information statements and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe), if any, required to be filed by the Company with the SEC pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (including Form 8-K and Form 10-K) subsequent to the date of the prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Certificates of any Trust, to promptly advise the underwriters of its receipt of notice of the issuance by the SEC of any stop order or of: (A) any order preventing or suspending the use of any prospectus supplement or prospectus; (B) the suspension of the qualification of the Certificates of any Trust for offering or sale in any jurisdiction; (C) the initiation of or threat of any proceeding for any such purpose; (D) any request by the SEC for the amending or supplementing of the registration statement or the prospectus or for additional information;

      (xxiii) in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus or prospectus supplement or suspending any such qualification, use its best efforts to obtain, or cause the Company to obtain, the withdrawal of such order by the SEC;

      (xxiv) following the issuance and sale of the Certificates of any Trust, advising and assisting the Company to prepare, sign and file with the SEC a report on Form 8-K relating to each series of Certificates issued, containing a copy of the trust agreement (including the series supplement) as executed;

      (xxv) if the delivery of a prospectus is required at any time prior to the expiration of nine months after the effective date in connection with the offering or sale of the Certificates, and if at such time any events occurred as a result of which the prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such prospectus is delivered, not misleading, or, if for any other reason it is necessary during such same period to amend or supplement the prospectus or to file under the Exchange Act any document incorporated by reference in the prospectus in order to comply with the Securities Act or the Exchange Act, advising and assisting the Company to (A) notify the underwriters, (B) upon the underwriters' request, file such document and prepare and furnish as many copies as the underwriters may request of an amended prospectus or a supplement to the prospectus which corrects such statement or omission or effects such compliance and (C) in case the underwriters are required to deliver a prospectus in connection with sales of any of the Certificates at any time nine months or more after the effective date, prepare and deliver to the underwriters as many copies as the underwriters request of an amended or supplemented prospectus;

      (xxvi) advising and assisting the Company to deliver to each applicable Trustee (within 15 days after the Company is required to file the same with the SEC) such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of the related Trust Agreement, if any, as may be required to be filed with the SEC from time to time by such rules and regulations;

      (xxvii) advising and assisting the Company to prepare and make available to the Certificateholders a statement of earnings of each Trust covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the closing date for such Trust; (xxviii) advising and assisting the Company to deliver to the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports as may be required to be filed by the Company;

      (xxix) if the combined principal balances of the securities of an issuer or obligor that are part of the Deposited Assets for any Trust exceed ten percent of the aggregate principal balance of the Deposited Assets for such Trust, and such issuer or obligor ceases to file periodic reports required under the Exchange Act, within a reasonable period of time, advising and assisting the Company to either (A) file periodic reports containing the information that such issuer(s) would otherwise file or make publicly available the information that such issuer(s) would otherwise make publicly available or (B) instruct the Trustee to either (1) distribute within a reasonable period of time such security or securities to the Certificateholders of such Trust or (2) sell within a reasonable period of time the securities and distribute the proceeds to the Certificateholders of such Trust;

      (xxx) for each applicable Trust, advising and assisting the Company to apply for and obtain approval for listing of Certificates of such Trust on the desired exchange;

      (xxxi) for each applicable Trust, advising and assisting the Company to prepare and submit all filings required by the applicable exchange;

      (xxxii) for each applicable Trust, advising and assisting the Company to monitor compliance with all applicable exchange rules; and

      (xxxiii) advising and assisting the Company to monitor compliance with the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended (the "Investment Company Act") and all applicable rules, regulations and interpretations thereunder, such as ensuring that the underlying securities and other instruments that comprise the trust property meet the requirements of Rule 3a-7.

      (b) The services of the Administrative Agent to the Company under this Administration Agreement are not to be deemed exclusive. Nothing in this Administration Agreement shall prevent the Administrative Agent or any of its affiliates from engaging in other businesses or from rendering services of any kind to any other person or entity, including providing advisory service to others.

      (c) The Administrative Agent shall maintain, or cause to be maintained, proper books of account and complete records of all transactions of the Company undertaken or performed by the Administrative Agent under this Administration Agreement and will render statements or copies thereof from time to time as reasonably requested by the Company or a Rating Agency. The Administrative Agent will assist in ensuring the timely completion of all audits (if any) of the Company required under the Depositor Documents or required for purposes of maintaining compliance by any Trust with Rule 3a-7 under the Investment Company Act and all applicable rules, regulations and interpretations thereunder, such as ensuring that the underlying securities and other instruments that comprise the Trust property meet the requirements of Rule 3a-7.

      (d) In order to permit the Administrative Agent to perform its duties hereunder, the Company shall cooperate fully with the Administrative Agent and assist the Administrative Agent in carrying out the Administrative Agent's duties hereunder, including, without, limitation, executing such documents as the Administrative Agent may reasonably request and/or providing to the Administrative Agent or its designated representative or agent such authority and power (including power of attorney) to execute such documents on behalf of the Company as the Administrative Agent may reasonably request.

      Section 3. Activities of Administrative Agent. The Administrative Agent will not, in performing its obligations under this Administration Agreement, knowingly take any action that would cause the Company to be in violation of any law, rule or regulation applicable to it or of any provision of its certificate of incorporation, By-Laws, or any warranty, representation or covenant of the Company contained in the Depositor Documents, which violation could have a material adverse effect on the operations, assets or financial condition of the Company; or cause the Company to become subject to registration as an "investment company" under the Investment Company Act and the rules and regulations thereunder.

      Section 4. Standard of Care. The Administrative Agent shall perform its duties under this Administration Agreement diligently, in conformity with the Company's obligations relating thereto and in accordance with the same standard of care exercised by a prudent person in connection with the administration of similar operations and in no event with less care than the Administrative Agent exercises or would exercise in connection with the administration of its own operations. Notwithstanding the foregoing sentence, nothing in this Administration Agreement shall be deemed as a warranty by the Administrative Agent of the credit quality or risk associated with any asset purchased by the Company.

      Section 5. Representations and Warranties of the Company. The Company represents and warrants to the Administrative Agent that:

      (a) The Company is a special purpose corporation duly organized and validly existing under the laws of the State of Delaware and is duly qualified and authorized to do business and to own its properties and to perform its obligations under this Administration Agreement.

      (b) The Company has the power and authority to enter into and perform this Administration Agreement and the execution, delivery and performance of this Administration Agreement by the Company have been duly authorized by all necessary action on the Company's part and do not contravene its certificate of incorporation or by-laws or any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Company is a party or by which it or any of its property is bound, or any law, judgment or governmental rule, regulation or order applicable to it.

      (c) The Administration Agreement constitutes the Company's legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by (A) any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or (B) the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      (d) There are no actions or proceedings pending or threatened against the Company before any court or administrative agency which are likely to have a material adverse effect on the Company's condition or the results of its operations or its ability to perform its obligations under this Administration Agreement.

      (e) No authorization, approval or license or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Administration Agreement or for the consummation of the transactions contemplated hereby and thereby.

      (f) The Company is not in default under any agreement or instrument to which it is a party the result of which default would materially and adversely affect its ability to perform its obligations under this Administration Agreement.

      (g) The Company is not required to register as an "investment company" within the meaning of the Investment Company Act.

      (h) The Company has not established and does not maintain or contribute to any employee benefit plan that is covered by Title IV of the Employee Retirement Security Act of 1974, as amended.

      (i) The "principal place of business" and "chief executive office" of the Company is located at c/o Lord Securities Corporation, 48 Wall Street, 27th Floor, New York, New York 10005. All records concerning the Deposited Assets shall be held at the offices of the Administrative Agent.

      Section 6. Representations and Warranties of the Administrative Agent. The Administrative Agent represents and warrants to the Company that:

      (a) It is a corporation duly organized and validly existing under the laws of the State of Delaware and is duly qualified and authorized to do business and to own its properties and to perform its obligations under this Administration Agreement.

      (b) It has the power and authority to enter into and perform this Administration Agreement and the execution, delivery and performance of this Administration Agreement has been duly authorized by all necessary action on its part and do not contravene its charter and/or by-laws or any indenture, mortgage, credit agreement, license or other agreement or instrument to which it is a party or by which it or any of its property is bound, or any law, judgment or governmental rule, regulation or order applicable to it.

      (c) This Administration Agreement constitutes its legal, valid and binding obligation, enforceable against the Administrative Agent in accordance with its terms, except as such enforcement may be limited by (A) any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or (B) the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      (d) There are no actions or proceedings pending or threatened against the Administration Agent before any court or administrative agency which are likely to have a material adverse effect on its condition or the results of its operations or its ability to perform its obligations under this Administration Agreement.

      (e) No authorization, approval or license or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by it of the this Administration Agreement or for the consummation of the transactions contemplated hereby and thereby.

      (f) It is not in default under any agreement or instrument to which it is a party the result of which default would materially and adversely affect its ability to perform its obligations under this Administration Agreement.

      Section 7. Compensation of the Administrative Agent. For all services to be rendered by the Administrative Agent as described in this Administration Agreement, the Company will pay to the Administrative Agent, as full compensation for its services hereunder, such fee or fees as may be determined from time to time by the Administrative Agent and the Company (collectively, the "Administrative Agent Fee"). The Administrative Agent Fee shall be payable solely from funds available to the Company, from time to time, in excess of those needed to pay all other liabilities of the Company. To the fullest extent permitted by applicable law, unpaid Administrative Agent fees shall not constitute a "claim" in bankruptcy for the purposes of the Bankruptcy Code. This
Section 7 shall survive any termination of the Administration Agreement.

      Section 8. Indemnification.

      (a) The Company hereby agrees to indemnify and hold harmless the Administrative Agent and the Administrative Agent's directors, officers, employees, agents, incorporators and stockholders from and against any and all damages, losses, liabilities, costs and expenses incurred by the Administrative Agent in performing (or failing to perform) its obligations under this Administration Agreement, other than any performance or failure to perform by the Administrative Agent or its directors, officers, employees, agents, incorporators or shareholders which constitutes negligence or willful misconduct. The Administrative Agent shall immediately notify the Company of any damage, loss, liability, cost or expense which the Administrative Agent has determined has given or would give rise to a right of indemnification under this Administration Agreement and the Company shall have the right upon notice to the Administrative Agent to compromise or defend any such liability or claim at its own expense. Failure to give such notice shall not relieve the Company of its indemnity under this Administration Agreement; provided, however, that the Company shall not be held responsible for any damage, loss, liability, cost or expense resulting from the failure to give such notice.

      (b) The Administrative Agent hereby agrees to indemnify and hold harmless the Company and each such company's directors, officers, employees, agents, managers, authorized person and members from and against any and all damages, losses, liabilities, costs and expenses incurred by such company resulting from negligence or willful misconduct on the part of the Administrative Agent in performing (or failing to perform) its obligations under this Administration Agreement. The Company shall immediately notify the Administrative Agent of any damage, loss, liability, cost or expense which the Company has determined has given or would give rise to a right of indemnification under this Administration Agreement and this Administrative Agent shall have the exclusive right to compromise or defend any such liability or claim at its own expense, which decision shall be binding and conclusive upon the Company. Failure to give such notice shall not relieve the Administrative Agent of its indemnity under this Administration Agreement; provided, however, that the Administrative Agent shall not be held responsible for any damage, loss, liability, cost or expense resulting from the failure to give such notice.

      (c) Amounts owed by the Company under this Section 8 shall be payable solely from the funds available to the Company, from time to time, in excess of those needed to pay all other liabilities of the Company. To the fullest extent permitted by applicable law, unpaid amounts due from the Company under this
Section 8 shall not constitute a "claim" against the Company as defined in the Bankruptcy Code. This Section 8 shall survive termination of the Administration Agreement.

      Section 9. Obligation to Supply Information. The Administrative Agent is authorized on behalf of the Company to prepare and supply, or cause the other parties to the Depositor Documents to prepare and supply, the Administrative Agent with such information regarding their performance under the Depositor Documents as the Administrative Agent may from time to time reasonably request in connection with the performance of its obligations hereunder. The Company and its auditors and advisors will have access to the Company's books and records and the Administrative Agent will provide the Company, its auditors and advisors with copies of such books and records as required.

      Section 10. The Administrative Agent's Liability. The Administrative Agent assumes no liability for anything other than to render the services called for in Section 2 hereof consistent with the requirements of Section 4 hereof and neither the Administrative Agent nor any of its directors, officers, employees or affiliates shall be responsible for any action of the Company or the directors, officers or employees thereof, other than as provided under the Depositor Documents and this Agreement.

      Section 11. Reliance on Information Obtained from Third Parties. The Company recognizes that the accuracy and completeness of the records maintained and the information supplied by the Administrative Agent hereunder is dependent upon the accuracy and completeness of the information obtained by the Administrative Agent from the parties to the Depositor Documents and other sources and the Administrative Agent shall not be responsible for any inaccuracy in the information so obtained or for any inaccuracy in the records maintained by the Administrative Agent hereunder which may result therefrom.

      Section 12. No Joint Venture. Nothing contained in this Administration Agreement shall constitute the Company and the Administrative Agent as members of any partnership, joint venture, association, syndicate or unincorporated business.

      Section 13. Miscellaneous.

      (a) Effectiveness. This Administration Agreement shall become effective as of the Formation Date when each of the parties thereto shall have executed counterparts of this Administration Agreement and each party shall have forwarded a counterpart executed by it to the other party thereto.

      (b) Counterparts. This Administration Agreement may be executed by the parties thereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      (c) Supplements; Amendments; Modification. This Administration Agreement may be supplemented, modified or amended by written instrument signed on behalf of both parties hereto. To the extent, if any, that is necessary in order that the rating assigned to any Trust Security not be reduced or withdrawn by any Rating Agency, each supplement, modification or amendment, as the case may be, of this Administration Agreement shall not be effective until satisfaction of the Rating Agency Condition with respect to such material supplement, modification or amendment. The Company will forward a copy of each supplement, modification or amendment to each Trustee and each Rating Agency, following the execution thereof. "Rating Agency Condition" means, with respect to any specified action or determination, receipt by the Company, the Depositor and the Administrative Agent of a written confirmation from each Rating Agency that the specified action or determination will not result in a withdrawal or reduction by such Rating Agency of the then current rating on such Certificate.

      (d) Termination. This Administration Agreement may terminate upon either party to this Administration Agreement providing to the other party thereto at least ninety (90) days' written notice; provided, however, that such termination may not be made unless the Rating Agency Condition is satisfied. Prior to the effectiveness of the termination of the Administrative Agent's obligations under this Administration Agreement, the Company shall have appointed a successor Administrative Agent, such successor Administrative Agent shall have accepted such appointment, and the Rating Agency Condition shall have been satisfied; provided, further, that the indemnification provisions contained in Section 8 hereof shall survive any such termination.

      (e) Notices. All demands, notices and communications under this Administration Agreement shall (unless otherwise expressly provided herein) be in writing (including by telex, telecopy or e-mail communication). Notices under this Administration Agreement shall be deemed to have been given as of the date mailed or delivered and shall be delivered, or mailed by registered mail, or telexed, telecopied or e-mailed to the Company and the Administrative Agent.

      (f) No Recourse. The obligations of the Company under this Administration Agreement are solely the limited liability company obligations of the Company. No recourse shall be had for the payment amount owing by the Company under this Administration Agreement or for the payment by the Company of any fee in respect hereof or any other obligation or claim of or against the Company arising out of or based upon this Administration Agreement, against any employee, officer, director, manager, authorized person, agent or member or other affiliate of the Company. The Administrative Agent agrees that the Company shall be liable for any claims hereunder that such party may have against the Company only to the extent the Company has funds available in excess of needed to pay all other liabilities of the Company. Unpaid amounts herein shall constitute a "claim" against the Company as defined in the Bankruptcy Code. This provision shall survive termination of the Administration Agreement.

      (g) Bankruptcy. The Administrative Agent agrees that it shall not institute against, or join any other person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other similar proceeding under the laws of any jurisdiction for one year and a day after all Trust Securities are paid in full or cancelled pursuant to the Trust Agreement. The obligations of the Administration Agent under this Section 13(g) shall survive the termination of this Administration Agreement.

      (h) Delegation of Duties. The Administrative Agent shall be permitted to perform any or all of its services to be performed under this Administration Agreement directly or through one or more of its affiliates or through any other Person, provided that (i) such affiliate or other Person shall have delivered to the Company an agreement in writing to be obligated for such performance and an undertaking the terms of which are the same as the terms of the agreement of the Administrative Agent contained in subsection (g) above and (ii) the Administrative Agent shall remain primarily liable for the performance of all of its obligations under this Administration Agreement.

      (i) GOVERNING LAW. THE ADMINISTRATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES).

      (j) Jurisdiction. With respect to any claim or action arising hereunder, the parties (a) irrevocably submit to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, New York, and appellate courts from any thereof, and (b) irrevocably waive any objection which such party may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Administration Agreement brought in any such court, and irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

      (k) WAIVER OF JURY TRIAL. THE PARTIES TO THIS ADMINISTRATION AGREEMENT KNOWINGLY, VOLUNTARILY AND EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ENFORCING OR DEFENDING ANY RIGHTS ARISING

OUT OF OR RELATING TO THIS ADMINISTRATION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PARTIES HERETO ACKNOWLEDGE THAT THE PROVISIONS OF THIS
SECTION 14(K) HAVE BEEN BARGAINED FOR AND THAT EACH SUCH PARTY HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION HEREWITH.

      (l) Performance. In acting with respect to this Administration Agreement, the Administrative Agent shall be required to perform only such duties as are specifically set forth in (i) this Administration Agreement and (ii) applicable law as in effect from time to time. The Administrative Agent undertakes to perform such duties and only such duties as are specifically set forth in this Administration Agreement. No implied covenants or obligations shall be read into this Administration Agreement against the Administrative Agent.

      (m) Waiver of Setoff and Counterclaim. The Administrative Agent hereby waives all set-offs and counterclaims and all presentments and demands for performance. This Section 13(m) shall survive termination of the Administration Agreement.

      (n) License of Service Mark. In further consideration of the Administrative Agent's services and duties, the Company agrees that, at its own expense, it: (i) shall apply to register the mark Comcertz in the United States and in any other jurisdiction where the Company offers goods and/or services under the Administration Agreement; and (ii) shall use good faith efforts to obtain and maintain such registration(s) and comply with applicable notice and marking provisions. The Company further agrees that it: (i) will not assign or license any rights in the mark Comcertz to third parties without the written consent of the Administrative Agent, or grant any liens on the mark Comcertz or any applications or registrations therefor; and (ii) shall not use the mark Comcertz in connection with any goods or services other than those described in the Administration Agreement. In the event either party becomes aware of any infringement of the mark Comcertz by a third party, such party shall notify the other party in writing and the parties will negotiate in good faith as to whether and how the Company should seek to abate such infringement. Upon termination of the Administration Agreement, the Company shall assign to Administrative Agent or its designee for the sum of one (1) dollar all rights in and to the mark Comcertz, all applications or registrations therefor, and all goodwill in connection therewith.

      (o) Entire Agreement. The Administration Agreement constitutes the entire agreement among the parties hereto with respect to the matters covered hereby and supersedes all prior agreements and understandings among the parties.

      (p) Severability. Any provision of this Administration Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability, of such provision in any other jurisdiction.

      (q) Assignment. Neither party may assign all or any portion of its rights under this Administration Agreement unless (i) the other party consents in writing and (ii) the Rating Agency Condition is satisfied.

IN WITNESS WHEREOF, the parties hereto have caused this Administration Agreement to be duly executed on the date first above written.

                                   COMCERTZ ABS CORPORATION

                                   By:    ___________________________________
                                   Name:  ___________________________________
                                   Title: ___________________________________

                                   Address: c/o Lord Securities Corporation 48 Wall Street, 27th Floor,
                                                 New York, New York  10005
                                   Attention:

                                   COMMERZBANK CAPITAL MARKETS CORP.

                                   By:    ___________________________________
                                   Name:  ___________________________________
                                   Title: ___________________________________

                                   By:    ___________________________________
                                   Name:  ___________________________________
                                   Title: ___________________________________

                                   Address:      1251 Avenue of the Americas
                                                 New York, New York 10020-1104
                                   Attention: